UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) February 2, 2024
ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact name of Registrant as specified in its Charter)
Oklahoma
(State or other Jurisdiction of Incorporation)

1-10799	73-1351610
(Commission file Number)	(IRS Employer Identification No.)

1430 Bradley Lane, Suite 196, Carrollton, Texas	75007
(Address of Principal Executive Offices)	(Zip Code)
(918) 251-9121
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	AEY	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company
    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported by ADDvantage Technologies Group, Inc. (the “Company”) on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on January 31, 2024, on February 1, 2024, the Company and each of its subsidiaries, Fulton Technologies, Inc., Nave Communications Company , and ADDvantage Triton, LLC, filed a voluntary petition for relief under the provisions of Chapter 7 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Eastern District of Texas, Sherman Division (the “Bankruptcy Filing”).

On February 2, 2024, the Company received a letter from the staff of the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company and the Chapter 7 trustee that the Staff has, in accordance with Listing Rules 5101, 5110(b), and IM-5101-1, determined that the Company’s securities will be delisted from Nasdaq based on the following factors: (i) on January 31, 2024, the Company entered the Bankruptcy Filing and the associated public interest concerns raised by such filing; (ii) concerns regarding the residual equity interest of the existing listed securities holders; and (iii) concerns about the Company’s ability to sustain compliance with all requirements for continued listing on Nasdaq.

The Staff’s letter indicates that the trading of the Company’s common stock on Nasdaq will be suspended at the opening of business on February 13, 2024, and a Form 25-NSE will be filed with the Commission, which will remove the Company’s securities from listing and registration on Nasdaq.

The Company does not intend to appeal the Staff’s determination. Therefore, the Company expects that the trading of the Company’s common stock will be suspended at the opening of business on February 13, 2024 and delisted from Nasdaq, as indicated in the Staff’s letter.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDvantage Technologies Group, Inc.

Date: February 5, 2024	/s/ Joseph E. Hart
Name: Joseph E. Hart
Title: President and Chief Executive Officer